UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2013 (October 21, 2013)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2013, Ferrellgas, L.P. and Ferrellgas Finance Corp. (together, the “Issuers”) entered into a purchase agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the initial purchasers named therein, relating to the private offering of $325,000,000 in aggregate principal amount of the Issuers’ 6.750% senior unsecured notes due 2022 (the “2022 Notes”).  The offering is scheduled to close on November 4, 2013, subject to the satisfaction of customary closing conditions.  The Issuers intend to use the net proceeds from the offering of the 2022 Notes to purchase and/or redeem all of their outstanding 9.125% senior notes due 2017 and to pay related costs and expenses. Any remaining proceeds will be used to partially pay down outstanding indebtedness under their secured credit facility.

The purchase agreement contains customary representations, warranties and agreements by the Issuers, conditions to closing, indemnification obligations of the Issuers and the initial purchasers, including for liabilities under the Securities Act of 1933, termination provisions and other obligations of the parties thereto.  The foregoing description of the purchase agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the purchase agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 8.01 Other Events.

On October 21, 2013, the Issuers issued a press release related to the offering of the 2022 Notes.  A copy of the press release is filed as Exhibit 99.1 hereto.

On October 21, 2013, the Issuers issued a press release related to the commencement of a cash tender offer to purchase any and all of the Issuers’ outstanding 9.125% senior notes due 2017.  A copy of the press release is filed as Exhibit 99.2 hereto.

On October 21, 2013, the Issuers issued a press release related to the pricing of the 2022 Notes.  A copy of the press release is filed as Exhibit 99.3 hereto.

On October 22, 2013, the Issuers issued a press release related to the extension and upsizing of their secured credit facility.  A copy of the press release is filed as Exhibit 99.4 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Purchase Agreement, dated October 21, 2013, by and among Ferrellgas, L.P., Ferrellgas Finance Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

99.1	Press Release of the Issuers dated October 21, 2013.

99.2	Press Release of the Issuers dated October 21, 2013.

99.3	Press Release of the Issuers dated October 21, 2013.

99.4	Press Release of the Issuers dated October 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

October 25, 2013	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

October 25, 2013	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

October 25, 2013	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

October 25, 2013	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director